Exhibit 99.1

Ouster, a Leading Provider of High-Performance Digital Lidar Sensors, to Combine With Colonnade Acquisition Corp. to Accelerate Digital Lidar Adoption in Industrial, Smart Infrastructure, Robotics, and Automotive Markets

Ouster’s disruptive digital technology delivers superior lidar capability to the industrial, infrastructure, automotive, and robotics industries

Transaction proceeds to be used to support acceleration of product roadmap, increase in software development investment, and build-out of Ouster’s worldwide sales and marketing efforts

Transaction expected to provide up to $300 million in gross proceeds, comprised of Colonnade Acquisition Corp.’s $200 million of cash held in trust (assuming no redemptions) and a $100 million fully committed common stock PIPE at $10.00 per share, including from Ouster’s existing investors, Cox Enterprises, Fontinalis Partners, and WWJr Enterprises.

Pro forma implied enterprise value of ~$1.6 billion and fully diluted pro forma equity value of ~$1.9 billion

Ouster shareholders will roll 100% of their equity holdings into the combined company

San Francisco, California and West Palm Beach, Florida – December 22, 2020 – Ouster, Inc. (“Ouster”) a leading provider of high-resolution digital lidar sensors for the industrial automation, smart infrastructure, robotics, and automotive industries, and Colonnade Acquisition Corp. (NYSE: CLA) (“Colonnade”), a special purpose acquisition company, today announced their entry into a definitive merger agreement (the “Merger Agreement”). Upon closing of the business combination, the combined company will operate as Ouster, Inc., and is expected to remain listed on the NYSE under the ticker symbol “OUST”.

The capital from the business combination, combined with Colonnade’s expertise, is expected to be used to advance the development and manufacturing of Ouster’s high-performance digital lidar sensors to accelerate digital lidar’s adoption and rapid scale across key end markets. Ouster’s substantial customer base, proven track record across several industry use cases, and established manufacturing footprint and supply chain position the company for rapid expansion.

Ouster Co-Founder and Chief Executive Officer Angus Pacala said, “Ouster is powering the vision for an autonomous future where lidar-powered solutions are ubiquitous and built into every part of the industrial economy. We have established a strong business with a disruptive digital lidar technology, a diversified customer base, and global manufacturing and supply chain capabilities that are scaling toward high volume production. We believe the combination with Colonnade will enable us to further accelerate the adoption of our proven technology across multiple end markets and realize a safer, smarter, more efficient future.”

Colonnade Chief Executive Officer Remy W. Trafelet said, “We are excited to partner with Ouster to drive the next phase of its growth. As an innovation-driven lidar company, Ouster is led by an experienced management team with deep technical knowledge and strong business momentum. Since inventing their digital lidar in 2015, Ouster has revolutionized lidar technology, creating a digital solution that we believe is capable of disrupting the existing analog solutions in the market. Ouster is well-positioned for significant growth opportunities given its proven business model, flexible suite of products, and rapidly expanding target markets. We expect that the combination will allow us to drive significant value creation by participating in such a dynamic and high-demand sector.”

Simple is Elegant. Digital is Powerful.

Ouster is a leading provider of high-resolution digital lidar sensors that give advanced 3D vision to robots, vehicles, and fixed infrastructure assets, allowing each to understand and visualize the surrounding world, and enabling safe autonomy. With its patented digital lidar technology, Ouster designs and manufactures sensors that it believes are the highest performing, lowest cost lidar solution available today across each of its four target markets: 1) industrial automation; 2) smart infrastructure; 3) robotics; and 4) automotive.

Angus Pacala and Mark Frichtl founded Ouster with a vision that, with the right combination of lower prices and higher performance, lidar would become ubiquitous and make the world smarter, safer, and more efficient, like other sensor technologies before it. This vision required rethinking the architecture behind high-performance lidar with an explicit focus on manufacturability and affordability. Their work resulted in the invention of Ouster’s high-performance digital lidar, based on custom-designed semiconductors and optical innovations, which they brought to market in 2018.

Ouster’s digital lidar now allows for low-cost customization that enables broad industry applications while maintaining a streamlined manufacturing process designed for scalability. With over 75 combinations of range, field of view, and resolution configurations, Ouster has one of the most complete lineups of lidar sensors on the market today. Its sensors are currently used by hundreds of customers globally, providing vision to autonomous vehicles and robots in applications ranging from mining and construction to cars and trucks, to smart city infrastructure.

Transaction Overview

The business combination values Ouster at an approximately $1.6 billion pro forma post-money enterprise value at a share price of $10.00, assuming no redemptions by Colonnade shareholders and no purchase price adjustments. All current Ouster stockholders will roll the entirety of their existing equity holdings into the combined company. The $100 million fully committed common stock PIPE includes investments from existing investors, Cox Enterprises, Fontinalis Partners, and WWJr Enterprises. The boards of directors of both Ouster and Colonnade have unanimously approved the proposed business combination, which is expected to be completed in the first half of 2021, subject to, among other things, the approval by Colonnade’s shareholders and Ouster’s shareholders, satisfaction of the minimum cash condition, which is equal to the $100 million committed common stock PIPE investment at $10.00 per share obtained in connection with the entry into the Merger Agreement, and certain other customary closing conditions stated in the Merger Agreement.

Following completion of the business combination, Ouster will retain its experienced management team. Co-Founder Angus Pacala will continue to serve as CEO, co-founder Mark Frichtl will continue as CTO, and Anna Brunelle will continue to serve as CFO. Remy Trafelet will join the Ouster board of directors upon closing of the business combination.

Additional information about the proposed business combination, including a copy of the Merger Agreement and an investor presentation, will be provided in a Current Report on Form 8-K to be filed by Colonnade with the U.S. Securities and Exchange Commission (the “SEC’) and will be available on the Ouster investor relations page at www.ouster.com/investors and at www.sec.gov.

Advisors

Citi is serving as financial advisor and Latham & Watkins LLP is serving as legal advisor to Ouster. Barclays and BTIG, LLC are serving as Financial and Capital Markets Advisors to Colonnade, White & Case LLP is serving as Legal Advisor, and Barclays and BTIG, LLC also acted as placement agents to Colonnade in connection with the PIPE offering.

Conference Call Information

Colonnade Acquisition Corp. and Ouster will host a pre-recorded joint investor conference call to discuss the proposed business combination Tuesday, December 22, 2020 at 8:30 am EST.

To access the call please dial (888) 753-4238 from the United States, or (574) 941-1785 from outside the U.S. The conference call I.D. number is 6732749. Participants should dial in 5 to 10 minutes before the scheduled time.

The live call and replay will also be available as a webcast, which can be accessed at Ouster’s Investor site at https://ouster.com/company/investors.

About Ouster

Ouster invented its digital lidar in 2015 and is a leading manufacturer of high-resolution digital lidar sensors used throughout the industrial automation, smart infrastructure, robotics, and automotive industries. Ouster’s sensors are reliable, compact, affordable and highly customizable, laying the foundation for digital lidar ubiquity. Already hundreds of customers have incorporated Ouster lidar sensors in current products or those in development for imminent commercial release. For more information, please visit ouster.com, or connect with us on Twitter or LinkedIn.

About Colonnade Acquisition Corp.

Colonnade Acquisition Corp. (NYSE: CLA) is a special purpose acquisition company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Colonnade consummated its initial public offering on the NYSE in August 2020. For more information, please visit claacq.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between Ouster and Colonnade, including statements regarding the benefits of the business combination and the anticipated timing of the business combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of Colonnade’s securities, (ii) the risk that the business combination may not be completed by Colonnade’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Colonnade, (iii) the failure to satisfy the conditions to the consummation of the business combination, including the adoption of the Merger Agreement by the shareholders of Colonnade and Ouster, the satisfaction of the minimum cash condition under the Merger Agreement and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed business combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the business combination on Ouster’s business relationships, performance and business generally, (vii) risks that the proposed business combination disrupts current plans of Ouster and potential difficulties in Ouster employee retention as a result of the proposed business combination, (viii) the outcome of any legal proceedings that may be instituted against Ouster or against Colonnade related to the Merger Agreement or the proposed business combination, (ix) the ability to maintain the listing of Colonnade’s securities on the New York Stock Exchange, (x) the price of Colonnade’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Ouster plans to operate, variations in performance across competitors, changes in laws and regulations affecting Ouster’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, and (xii) the risk of downturns in the highly competitive lidar technology and related industries.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Colonnade’s prospectus dated August 20, 2020 relating to its initial public offering, the registration statement on Form S-4 and proxy statement/prospectus discussed below and other documents filed by Colonnade from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ouster and Colonnade assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Ouster nor Colonnade gives any assurance that either Ouster or Colonnade will achieve its expectations.

Additional Information about the Transaction and Where to Find It

Colonnade intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of Colonnade’s ordinary shares in connection with its solicitation of proxies for the vote by Colonnade’s shareholders with respect to the proposed business combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the business combination. After the registration statement is declared effective, Colonnade will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. This document does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Colonnade’s shareholders, Ouster’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Ouster, Colonnade and the business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of Colonnade as of a record date to be established for voting on the proposed business combination. Colonnade shareholders and Company stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Colonnade’s secretary at 1400 Centrepark Blvd, Suite 810, West Palm Beach, FL 33401, (561) 712-7860.

Participants in Solicitation

Colonnade and its directors and executive officers may be deemed participants in the solicitation of proxies from Colonnade’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Colonnade is contained in Colonnade’s prospectus dated August 20, 2020 relating to its initial public offering, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. To the extent such holdings of Colonnade’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

Ouster and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Colonnade in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination when available.

Contact Information

For Ouster

Erica Bartsch / Nevin Reilly / Alex Kovtun

Sloane-Ouster@sloanepr.com

For Colonnade

Michael Callahan / Tom Cook / Jed Hamilton

ColonnadePR@icrinc.com

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